EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Wendy’s Company, a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended December 28, 2014 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2015

/s/ Emil J. Brolick
Emil J. Brolick
President and Chief Executive Officer

Date: February 26, 2015

/s/ Todd A. Penegor
Todd A. Penegor
Executive Vice President, Chief Financial Officer and International